Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5

TO CREDIT AGREEMENT

and

INCREMENTAL COMMITMENT INCREASE AGREEMENT

THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT AND INCREMENTAL COMMITMENT INCREASE AGREEMENT (this “Amendment”), dated as of September 15, 2014, is made by and among Great Lakes Dredge & Dock Corporation (the “Borrower”), the other “Credit Parties” from time to time party to the Credit Agreement referred to and defined below (together with the Borrower, the “Credit Parties”), the Lenders (as defined below) signatory hereto and Wells Fargo Bank, National Association (“Wells Fargo”), as the Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to and defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Credit Parties, the financial institutions from time to time party thereto (collectively, the “Lenders”) and Wells Fargo, as the Administrative Agent for the Lenders, as Swingline Lender and as an Issuing Lender are parties to that certain Credit Agreement, dated as of June 4, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower has (i) requested that the Required Lenders agree to, and subject to the terms and conditions set forth herein the Required Lenders have agreed to, amend and waive certain provisions of the Credit Agreement as provided herein and (ii) elected to request an Incremental Commitment Increase of $35,000,000 (the “August 2014 Incremental Commitment Increase”), and each of the Lenders (including, without limitation, SunTrust Bank, which is joining the Credit Agreement concurrently with the effectiveness of this Amendment as a new Lender (the “New Lender”)) referenced in Annex I attached hereto as committing to a portion of such increase (with respect to such Incremental Commitment Increase, an “Incremental Lender”) has elected to provide a portion of such Incremental Commitment Increase, as provided herein;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Credit Parties, the Required Lenders, the Incremental Lenders and the Administrative Agent, such parties hereby agree as follows:

Section 1. Amendments to the Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section 3 of this Amendment, the Credit Agreement is hereby amended as follows (unless otherwise provided, section references are to sections of the Credit Agreement):

(a) Section 1.1 is amended to delete, in its entirety, the definition of “L/C Commitment” set forth therein and to replace such definition with the following definition:

“L/C Commitment” means an amount equal to the Aggregate Commitment.”

(b) Section 1.1 is further amended to delete in its entirety the definition of “Springing Lien Termination Date” and to replace such definition with the following:

“‘Springing Lien Termination Date’ means the date on which the Administrative Agent’s Liens on the Collateral are authorized to be released under Section 11.9(a)(i)(A) upon the termination of the Commitments and the payment in full of the Facility Obligations as provided therein.”

(c) Section 4.1 is amended to delete the figure “1.5” set forth in clause (a)(ii) of such section and to replace such figure with the figure “1.27”.

(d) Section 4.2 is amended to delete the figure “1.5” set forth in clause (a)(ii) of such section and to replace such figure with the figure “1.27”.

(e) Section 4.3(a) is amended to delete the phrase “on the date” set forth immediately preceding the defined term “(a ‘Release Date’)” in such section and to replace such phrase with the phrase “on a date occurring prior to August 31, 2014”.

(f) Section 5.13(a)(G) is amended to delete the figure “1.5” set forth in clause (ii) of such section and to replace such figure with the figure “1.27”.

Section 2. Incremental Commitment Increase. Subject to the satisfaction of each of the conditions set forth in Section 3 of this Amendment and pursuant to terms and conditions of Section 5.13 of the Credit Agreement as amended hereby, (a) each Incremental Lender elects to provide, and hereby commits to provide, and does hereby provide, the portion of the August 2014 Incremental Commitment Increase set forth opposite its name in Annex I attached hereto effective as of the Effective Date defined below, (b) the Required Lenders and such Incremental Lenders hereby (i) waive the ten (10) Business Day notice requirement with respect to such Incremental Commitment Increase set forth in Section 5.13(a) of the Credit Agreement and (ii) agree, for the avoidance of doubt, that the proposed amendment to Section 5.13(a)(G) of the Credit Agreement contemplated above in Section 1 shall be deemed simultaneously effective with the effectiveness of the August 2014 Incremental Commitment Increase, (c) the outstanding Revolving Credit Loans and Commitment Percentages of Swingline Loans and L/C Obligations shall be reallocated by the Administrative Agent on the Effective Date among the Lenders and the Incremental Lenders in accordance with their revised Commitment Percentages as provided in Annex I hereto, and the Lenders (including the Incremental Lenders providing such Incremental Commitment Increase) agree to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required pursuant to Section 5.9 of the Credit Agreement in connection with such reallocation as if such reallocation were a repayment, (d) the New Lender hereby agrees to be bound by the provisions of the Credit Agreement and agrees that is shall, upon the Effective Date, become a Lender for all purposes of the Credit Agreement and other Loan Documents, (e) this Agreement, as it pertains to the New Lender, shall constitute a Lender Joinder Agreement for all purposes under the Credit Agreement and (f) as provided in Section 5.13(b), the New

Lender shall be included in each determination of the Required Lenders to the extent provided by the Credit Agreement, including for purposes of determining the effectiveness of this Amendment under Section 3, which determination shall be deemed to have been made concurrently with the effectiveness of this Agreement and joinder of the New Lender. The August 2014 Incremental Commitment Increase shall constitute an “Incremental Commitment Increase” for all purposes under the Credit Agreement and, after giving effect to such August 2014 Incremental Commitment Increase, any subsequent Incremental Commitment Increases shall be limited to an aggregate principal amount of up to $15,000,000 as provided under Section 5.13(a)(1) of the Credit Agreement.

Section 3. Effectiveness of this Amendment; Conditions Precedent. The provisions of Sections 1 and 2 of this Amendment shall be deemed to have become effective as of the date first written above (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of counterparts of this Amendment duly executed by the Borrower, the other Credit Parties, the Required Lenders and each of the Incremental Lenders, and the Administrative Agent’s receipt of each of the following (in form and scope acceptable to the Administrative Agent):

(a) an Officer’s Compliance Certificate demonstrating that the Borrower will be in compliance on a pro forma basis with the financial covenants set forth in Section 9.14 both before and after giving effect to the August 2014 Incremental Commitment Increase on the Effective Date;

(b) to the extent requested by any Incremental Lender, a Note, duly executed by the Borrower, in favor of each such Incremental Lender in the amount of its Commitment after giving effect to the August 2014 Incremental Commitment Increase;

(c) amendments to the Ship Mortgages to reflect the amendments contemplated above in Section 1, and updated certificates of ownership with respect to each vessel subject to a Ship Mortgage;

(d) (x) a copy of the certificate of incorporation of the Borrower, certified by the Secretary of State of Delaware as of a recent date, (y) a copy of the by-laws of the Borrower (or a certification that there have been no changes to the by-laws of the Borrower previously delivered to the Administrative Agent) and (z) resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Agreement and any Notes issued concurrently herewith, in each case, certified by a corporate secretary or assistant secretary of the Borrower and in form, scope and substance acceptable to the Administrative Agent;

(e) (x) a copy of the certificate of formation of Great Lakes Dredge & Dock Company, LLC, a Delaware limited liability company (“Great Lakes LLC”), certified by the Secretary of State of Delaware as of a recent date, (y) a copy of the limited liability company agreement of Great Lakes LLC (or a certification that there have been no changes to such agreement previously delivered to the Administrative Agent) and (z) unanimous written consent of the board of managers of Great Lakes LLC authorizing the execution, delivery and performance of the Ship Mortgage amendments executed concurrently herewith, in each case, certified by a corporate secretary or assistant secretary of Great Lakes LLC and in form, scope and substance acceptable to the Administrative Agent;

(f) a written opinion or opinions of Borrower’s and Great Lakes LLC’s counsel, in form, scope and substance reasonably acceptable to the Administrative Agent; and

(g) payment in full, in immediately available funds, of all fees and expenses due and payable pursuant to the certain Fee Letter dated as of August 29, 2014 between the Borrower and the Arranger.

Section 4. Representations and Warranties; Other Agreements and Actions.

(a) The Borrower and each other Credit Party hereby represents and warrants that this Amendment, the Credit Agreement as amended hereby, and each other Loan Document (including, without limitation, the Ship Mortgage amendments referenced in Section 3 above) executed and delivered by the Credit Parties in connection with this Amendment (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of the Borrower and the other Credit Parties enforceable against the Borrower and the other Credit Parties in accordance with their terms.

(b) The Borrower and each other Credit Party hereby represents and warrants that its execution and delivery of this Amendment, and the performance of the Amendment Documents, have been duly authorized by all proper corporate or limited liability company action, do not violate any provision of its organizational documents, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Bonding Agreement, the Wells Fargo Documents and the Note Indenture.

(c) The Borrower and each other Credit Party hereby represents and warrants that before and after giving effect to the provisions of this Amendment, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

(d) The New Lender (i) represents and warrants that it is legally authorized to enter into this Amendment and to become bound by the Credit Agreement, (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1 thereof and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become bound by the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto, (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto, and (v) agrees that it will perform in accordance with its terms all the obligations which, by the terms of the Credit Agreement, are required to be performed by it as a Lender.

Section 5. Reaffirmation, Ratification and Acknowledgment. The Borrower and each other Credit Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Credit Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. Except as modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as modified by this Amendment shall be read, taken and so construed as one and the same instrument. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents, except as specifically set forth herein. From and after the effectiveness of this Amendment, (x) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and (y) all references to the Credit Agreement appearing in any other Loan Document, or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement, as amended hereby.

Section 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7. Administrative Agent’s Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable and documented out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and the other documents, agreements and instruments contemplated hereby.

Section 8. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which when together shall constitute one and the same agreement among the parties. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION, as Borrower

By:	/s/ Mark W. Marinko
Name: Mark W. Marinko
Title: Senior Vice President and Chief Financial Officer

GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC., as a Credit Party

By:	/s/ Katherine M. Hayes
Name: Katherine M. Hayes
Title: Treasurer

GREAT LAKES DREDGE & DOCK
COMPANY, LLC, as a Credit Party

By:	/s/ Mark W. Marinko
Name: Mark W. Marinko
Title: Senior Vice President and Chief Financial Officer

DAWSON MARINE SERVICES COMPANY, as a Credit Party

By:	/s/ Catherine M. Hoffman
Name: Catherine M. Hoffman
Title: President

NASDI HOLDINGS CORPORATION, as a Credit Party

By:	/s/ Katherine M. Hayes
Name: Katherine M. Hayes
Title: Treasurer

Signature Page to

Amendment No. 5 to GLDD Credit Agreement

FIFTY-THREE DREDGING CORPORATION, as a Credit Party

By:	/s/ Katherine M. Hayes
Name: Katherine M. Hayes
Title: Treasurer

TERRA CONTRACTING SERVICES, LLC, as a Credit Party

By:	/s/ Katherine M. Hayes
Name: Katherine M. Hayes
Title: Treasurer

Signature Page to

Amendment No. 5 to GLDD Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Sushim Shah
Name: Sushim R. Shah
Title: VP

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Amendment No. 5 to GLDD Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jonathan M. Phillips
Name: Jonathan M. Phillips
Title: Senior Vice President

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Amendment No. 5 to GLDD Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Flaherty
Name: Patrick Flaherty
Title: Vice President

Signature Page to

Amendment No. 5 to GLDD Credit Agreement

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ John Armstrong
Name: John Armstrong
Title: Director

Signature Page to

Amendment No. 5 to GLDD Credit Agreement

FIFTH THIRD BANK, as a Lender

By:	/s/ Robert R. Mangers
Name: Robert R. Mangers
Title: Vice President

Signature Page to

Amendment No. 5 to GLDD Credit Agreement

MB FINANCIAL BANK, N.A., as a Lender

By:	/s/ Mike Wells
Name: Mike Wells
Title: Vice President

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Amendment No. 5 to GLDD Credit Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

By:	/s/ Lisa Wong
Name: Lisa Wong
Title: Vice President

Signature Page to

Amendment No. 5 to GLDD Credit Agreement

SUNTRUST BANK, as a Lender

By:	/s/ K. David Dutton
Name: K. David Dutton
Title: Vice President

Signature Page to

Amendment No. 5 to GLDD Credit Agreement

Annex I

Commitments

Lender	August 2014 Incremental Commitment Increase	Commitment[1]	Commitment Percentage
Wells Fargo Bank, National Association	$0	$50,000,000	23.8095238%
Bank of America, N.A.	$0	$30,000,000	14.2857143
PNC Bank National Association	$0	$25,000,000	11.9047619
BMO Harris Financing, Inc.	$0	$25,000,000	11.9047619
Fifth Third Bank	$0	$25,000,000	11.9047619
MB Financial Bank, N.A.	$0	$10,000,000	4.7619048
Deutsche Bank AG, New York Branch	$0	$10,000,000	4.7619048
SunTrust Bank	$35,000,000	$35,000,000	16.6666667

Total	$35,000,000.00	$210,000,000.00	100%

[1]	Commitment amount includes the August 2014 Incremental Commitment Increase of each Lender providing same.

Signature Page to

Amendment No. 5 to GLDD Credit Agreement